DRIEHAUS MUTUAL FUNDS

Supplement dated March 1, 2005 to
Prospectus dated May 1, 2004

Management of the Funds

          The first four paragraphs on page 17 under “Portfolio Managers – Driehaus International Discovery Fund” are deleted and are replaced with the following:

               Effective March 1, 2005, Lynette Schroeder manages the Driehaus International Discovery Fund. Ms. Schroeder was born in 1962. She received her A.B. in Political Science in 1985 from the University of Chicago. She earned her MBA in 1992 from the Darden Business School of the University of Virginia, where she was an analyst for The Darden Fund. Ms. Schroeder worked in international research from 1993 to 1995 at Scudder, Stevens & Clark and from 1995 to 1997 at Lexington Management Corporation, before joining the Adviser as an international senior research analyst in June 1997. While employed by the Adviser, she was named portfolio manager for the Driehaus European Opportunity Fund in December 1998 and co-portfolio manager for Driehaus International Discovery Fund in December 1998. In July 2000, Ms. Schroeder joined American Century Investment Management, Inc., where she was a portfolio manager for the International Opportunities Fund until she re-joined the Adviser in March 2005.

PLEASE RETAIN THIS SUPPLEMENT, WHICH REPLACES THE
DECEMBER 3, 2004 SUPPLEMENT, FOR FUTURE REFERENCE

For more information, please contact Driehaus Mutual Funds at (800) 560-6111.